HSBC FUNDS

Supplement Dated January 31, 2013 to the
HSBC New York Tax-Free Money Market Fund and
HSBC Tax-Free Money Market Fund Prospectus
Dated February 28, 2012, as Supplemented (the “Prospectus”)

On December 18, 2012, the Board of Trustees of HSBC Funds (the “Board of Trustees”) approved Plans of Liquidation to provide for the orderly liquidations of the HSBC New York Tax-Free Money Market Fund and the HSBC Tax-Free Money Market Fund (each a “Fund,” and collectively, the “Funds”). On September 7, 2012, the Board of Trustees authorized HSBC Global Asset Management (USA) Inc. (the “Adviser”), the Funds’ investment adviser, to take steps towards the liquidation of each Fund. While the Adviser initially anticipated that the liquidations would occur on or about December 28, 2012, the Adviser now expects that each Fund will be liquidated on or about March 28, 2013. The liquidations have been postponed to provide additional time to notify shareholders and financial intermediaries.

The Funds no longer sell shares to new investors, including through exchanges into each Fund from other funds of the HSBC Funds. Investors may continue to redeem shares of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE